                                                                  EXHIBIT 10.27


                              FOURTH AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT


        This Fourth Amendment to Amended and Restated Loan Agreement ("Fourth Amendment") is made and entered into as of this 19th day of November, 1996, by and between TRANSCRYPT INTERNATIONAL, INC., a Delaware Corporation, formerly known as Transcrypt International, Ltd., a Nebraska Limited Partnership, which has its principal place of business in Lincoln, Nebraska ("Borrower") and NORWEST BANK NEBRASKA, NATIONAL ASSOCIATION, a national banking association, organized and existing under the laws of the United States of America, and which has its principal place of business in Omaha, Nebraska ("Bank").


                                   RECITALS:

A. Transcrypt International, Ltd. and the Bank have previously entered into a Loan Agreement dated February 5, 1993 (the "Prior Loan Agreement"), and Amended and Restated Loan Agreement dated May 18, 1994 (the "Restated Loan Agreement"), a First Amendment to Amended and Restated Loan Agreement dated June 1, 1995 (the "First Amendment"), a Second Amendment to Amended and Restated Loan Agreement dated April 10, 1996 (the "Second Amendment"), and a Third Amendment to Amended and Restated Loan Agreement dated October 22, 1996, (the "Third Amendment"), which mutually describe the terms and conditions of certain loans made by Bank to Transcrypt International, Ltd. (now known as Transcrypt International, Inc.) and hereafter are referred to collectively as the "Loan Agreement".

B. Borrower has requested a loan from Bank in the principal sum of One Million Dollars ($1,000,000.00) to finance the construction of certain improvements to real estate in Lancaster County, Nebraska, legally described as Lot 1, Highlands Coalition Second Addition, as surveyed, platted, and recorded in Lancaster County, Nebraska (the "Property").

C. Bank has agreed to loan said sum to Borrower on the terms and conditions set forth in this Fourth Amendment.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements, terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank agree as follows:

        1. The foregoing Recitals are an integral part of this Fourth Amendment and are incorporated by reference. All capitalized terms not defined in this Fourth Amendment shall have the meanings defined in the Loan Agreement.

        2. Bank agrees to make a term loan advance to Borrower in the principal sum of One Million Dollars ($1,000,000.00) to be evidenced by a Promissory Note (the "Third Term Note") to finance the construction of improvements to the Property.

        3. Bank shall make periodic advances of the loan proceeds as construction of the improvements progresses through State Title Insurance Company. Each advance shall be made only upon Bank being furnished with a completed Architect Certification and a Disbursement Order executed by Borrower and its general contractor and only when all work performed at that stage of construction shall have been performed in a good and workmanlike manner and a progress payment is then due and owing by Borrower to its general contractor.

        4. Interest shall be payable on the Third Term Note at the rate of the Base Rate plus one-half percent (.50%), with interest rate adjustments effective simultaneously with any change in the Base Rate. Interest shall be computed on the basis of actual number of days elapsed in a 360-day year. Upon and after demand, maturity, or any Event of Default, the interest rate on the Third Term Note shall be equal to the Base Rate plus two percent (2.0%), with interest rate adjustments effective simultaneously with any change in the Base Rate.

        5. Accrued interest on the Third Term Note shall be payable monthly beginning one month from the date of this Fourth Amendment and on the same day of each month thereafter. The entire unpaid principal balance under the Third Term Note, plus all accrued and unpaid interest thereon, shall be due and payable nine (9) months from the date of this Fourth Amendment. The Third Term Note may be prepaid by Borrower, in full or in part, without penalty. All payments shall be first applied to accrued but unpaid interest and the remainder applied to reduce principal.

        6. The Third Term Note shall be secured by a Deed of Trust/Construction Security Agreement against the Property, in such form and containing such terms as may be required by Bank.

        7. All payments of principal and interest on the Third Term Note shall be made in immediately available funds and must be received by Bank prior to 11:00 a.m. to be credited on the same Business Day. Any payment received after 11:00 a.m. shall be credited on the next Business Day.

        8. Any default by Borrower under the Third Term Note or the Deed of Trust/Construction Security Agreement shall constitute an Event of Default under the Loan Agreement.

        9. Borrower agrees to pay on demand all filing and recording fees, search fees, title insurance premiums and service fees, and all other costs and expenses incurred by Bank in connection with the loan and security described in this Fourth Amendment, including reasonable fees and costs of counsel for Bank. Borrower further agrees to pay all costs and expenses, including reasonable attorney fees and costs, incurred by Bank in connection with the enforcement of this Fourth Amendment, the Third Term Note, and the Deed of Trust.

       10. All terms and conditions set forth in the Loan Agreement shall remain in full force and effect, except as modified or supplemented by this Fourth Amendment.


        Dated the day and year first above written.

TRANSCRYPT INTERNATIONAL, INC.          NORWEST BANK NEBRASKA,
                                        NATIONAL ASSOCIATION

By: /s/ John T. Connor                 By:
   -----------------------                -----------------------
        John T. Connor

Its:                                   Its:
    ----------------------                  ---------------------

_______________________________________________________________________________
[NORWEST BANK LOGO]                                            COMMERCIAL
                                                               INSTALLMENT NOTE
________________________________________________________________________________
Borrower's Name                                          |       Date
                                                         |
  Transcrypt International, Inc.                         |         11-15-1996
_______________________________________________________________________________

PROMISE TO PAY: For value received, the undersigned Borrower promises to pay to
the order of Norwest Bank Nebraska, National Association   (the "Bank") at
1919 Douglas Street Omaha, NE 68102 or such other place as the Bank or the holder of this promissory note (the "Note") may designate, the principal sum of One Million and 00/100 Dollars ($1,000,000), together with interest on the unpaid balance in accordance with the repayment terms set forth below.

INTEREST: The Borrower will pay interest (calculated on the basis of actual days elapsed in a 360 day year) on the unpaid principal balance at the following rate (the "Note Rate"):

/ / an annual rate of _______%.
/x/ an annual rate equal to 0.5000% above the Base Rate, floating.
/ / an annual rate which, for any month hereafter, shall be equal to ______%
    ______ the Base Rate in effect on the last day of the preceding month, with an initial rate equal to ______%.
/ / an annual rate__________________________________________________________.

If this / / is checked and the Note Rate is variable, the Note Rate shall at no time be less than an annual rate of ______%, and shall at no time exceed an annual rate (if one is specified) of ______%. The interest rate on this Note shall never exceed the maximum rate permitted by law.

"Base Rate" means the rate of interest established by Norwest Bank Nebraska, N.A. National Money Market Rate from time to time as its "Prime" rate. "Due Date" means the maturity date on which all unpaid principal and interest is scheduled to be repaid as stated in the Section entitled "Repayment Terms" or the date of the acceleration of this Note, whichever is earlier.

REPAYMENT TERMS: Unless payable sooner as a result of its acceleration, the Borrower shall pay this Note as follows:

/ / FIXED INSTALLMENTS OF PRINCIPAL AND INTEREST. Principal and interest shall be paid in ____ consecutive installments of $____________ each, _______________ beginning _________________, and on the same day of each ______________________
thereafter until ______________________, / / plus irregular installments as follows:
$____________ on _______________; $_____________ on ________________; and
$____________ on _______________. On_________________, the entire unpaid balance of principal and accrued but unpaid interest shall be due and payable. Each installment shall be applied first to accrued interest and the balance to principal.

/x/ FIXED PRINCIPAL PAYMENTS PLUS INTEREST.  Principal only shall be paid:
    / / in ____ consecutive installments of $___________ each, beginning
        _______________________, and on the same day of each ________________
        thereafter until __________________, plus a final payment on ________ ___________, when the entire unpaid balance of principal shall become due and payable.
    /x/ $1,000,000.00    on  08-15-1997  ; $_________________ on ____________;
        $_______________ on _____________; $_________________ on ____________;
        $_______________ on _____________; $_________________ on ____________;
    and in addition, interest shall be payable Monthly, beginning 12-01-1996, and on the same day of each subsequent month.

LATE FEE: / / Each time that a scheduled payment is not paid when due or within ______ days afterwards, the Borrower will pay a late fee equal to / / $________; / / _______% of the full amount of the late payment; / / the lessor of $________ or ______% of the full amount of the late payment.

/ / ADDITIONAL INTEREST. Each time a scheduled payment is not paid when due or within ____ days afterwards, the Borrower will pay additional interest ("Additional Interest") which will begin accruing on the next calendar day on the entire unpaid principal balance at an annual rate of ______% in excess of the Note Rate. The Additional Interest will continue to accrue until all past due payments and any Additional Interest are paid in full. Acceptance by the Bank of any late fee or Additional Interest shall not constitute a waiver of any default hereunder.

PREPAYMENT: The Borrower may prepay this Note, at any time, in whole or in part, /x/ without penalty / / provided that at the time of prepayment the Borrower pays a prepayment penalty equal to ____% of the principal amount prepaid. Any partial payment shall be applied against the principal portion of the installments due in inverse order of maturity.

OTHER FEES: If this / / is checked, the undersigned shall pay to the Bank a nonrefundable: (Mark the applicable fee type(s))
 / / commitment fee of (Choose one) / / $_________ / / _____% of the Note Amount / / facility fee of (Choose one) / / $_________ / / _____% of the Note Amount
 / / documentation fee of (Choose one)/ / $_________ / / _____% of the Note
     Amount
 / / application and loan processing fee of (Choose one) / / $_________ / /
     _____% of the Note Amount
"Note Amount" means the principal amount of this Note, at the time this Note is signed.

ADDITIONAL TERMS: The terms set forth on the reverse are incorporated into and made a part of this Note.

LOAN PURPOSE: The Borrower certifies that the proceeds of this loan will be used for business or agricultural purposes.
_______________________________________________________________________________
SIGNATURES
_______________________________________________________________________________
Signature                             |  Signature
                                      |
x /s/ John T. Connor                  |  x
_______________________________________________________________________________
Name and Title (if applicable)        |  Name and Title (if applicable)
                                      |
John T. Connor, Chief Executive       |
  Officer                             |
_______________________________________________________________________________
Borrower's name                       |  Signature
                                      |
Transcrypt International, Inc.        |  x
_______________________________________________________________________________
Address                               |  Name and Title (if applicable)
                                      |
4800 NW 1st Street                    |
_______________________________________________________________________________
City, State, Zip Code                 | / / This Note is given as a replacement
                                      | for, and not in satisfaction of, Note
Lincoln, NE  68521                    | Number _____________, given by the
                                      | Borrower and dated __________________
_______________________________________________________________________________

ADDITIONAL TERMS

DEFAULT AND ACCELERATION: Upon the occurrence of any one or more of the following events of default, or at any time thereafter unless such default is cured, the Bank may at its option declare all unpaid principal, accrued interest, fees and all other amounts payable under this Note to be immediately due and payable, without notice or demand to the Borrower:

-- Default by the Borrower in the payment when due of any principal, interest or other amounts due under this Note; or
-- The Borrower fails to perform or observe any term or covenant of this Note or any related documents or perform any other agreement with the Bank; or -- The Borrower fails to perform or observe any agreement with any other creditor that relates to indebtedness or contingent liabilities which would allow the maturity of such indebtedness or obligation to be accelerated; or
-- The Borrower changes its legal form of organization; or -- If the holder of this Note at any time, in good faith, believes that the undersigned will not be able to pay this Note when it is due; or -- Any representation or warranty made by the Borrower in applying for this loan is untrue in any material respect; or
-- A garnishment, levy or writ of attachment, or any local, state or federal notice of tax lien or levy is served upon the Bank for the attachment of property of the Borrower in the Bank's possession or indebtedness owed to the Borrower by the Bank.

AUTOMATIC ACCELERATION: If, with or without the Borrower's consent, a custodian, trustee or receiver is appointed for any of the Borrower's properties, or if a petition is filed by or against the Borrower under the United States Bankruptcy Code, or if the Borrower is dissolved or liquidated (if an entity), or dies (if an individual), the unpaid principal, accrued interest and all other amounts payable under this Note will automatically become due and payable without notice or demand.

WAIVER OF DEMAND, PRESENTMENT, NOTICE OF DISHONOR AND PROTEST: Each maker, accommodation party, endorser or guarantor of this Note, and any other party liable for its repayment, hereby severally waives demand, presentment, notice of dishonor and protest.

AMENDMENT OR MODIFICATION OF TERMS: Any amendment or modification of this Note must be in writing and signed by the party against when enforcement of such amendment or modification is sought. The Bank may also change any of the repayment terms of this Note, including extensions of time and renewals, and release or add any party liable on this Note, or agree to the substitution or release of any security collateralizing this Note without notifying or releasing from liability any maker, accommodation party, endorser or guarantor. The Bank may suspend or waive any rights or remedies that it may have against any person who may be liable for its repayment.

NO WAIVER OF DEFAULTS OR REMEDIES: No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof. No single or partial exercise by the Bank of any right or remedy shall preclude any further exercise of that or any other right or remedy, and no waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank.

SUBSEQUENT HOLDERS, MULTIPLE BORROWERS, AND GOVERNING LAW: Any reference to the Bank in this Note shall be deemed to include any subsequent holder of this Note. The undersigned Borrower, if more than one, shall be jointly and severally liable hereunder and the term "Borrower" shall mean any one or more of them. This Note will be governed by the substantive laws of the state where the Bank's principal office is located, and any mortgage securing this Note will be governed by the state where the real property subject to the Mortgage is located.

ATTORNEYS' FEES: In the event the Bank is required to collect this Note following its Due Date or the bankruptcy of any maker hereof, the Borrower will pay to the Bank such further amounts as shall be sufficient to cover the costs and expenses incurred in collecting this Note and liquidating any security or guaranties given in support hereof, including reasonable attorneys' fees and expenses required to take such actions in any court, including any bankruptcy court.

FINANCIAL REPORTING: While any amounts are due under this Note, the Borrower agrees to provide to the Bank annual financial statements and such other financial information as the Bank may request.

ARBITRATION

AGREEMENT TO ARBITRATE: The Bank and Borrower agree to submit to binding arbitration all claims, disputes and controversies (whether in tort contract, or otherwise, except "core proceedings" under the U.S. Bankruptcy Code) arising between themselves and their respective employees, officers, directors, attorneys and other agents, which relate in any way without limitation to this Note, including by way of example but not by way of limitation the negotiation, collateralization, administration, repayment, modification, default, termination and enforcement of the loans or credit evidenced by this Note.

RULES GOVERNING ARBITRATION AND SELECTION OF ARBITRATOR: Arbitration under this Agreement will be governed by the Federal Arbitration Act and proceed in the city where the Bank's principal office is located, or such other location as the Bank and Borrower may agree in accordance with the American Arbitration Association's commercial arbitration rules ("AAA Rules"). Arbitration will be conducted before a single neutral arbitrator selected in accordance with AAA Rules and who shall be an attorney who has practiced commercial law for at least ten years.

STATUTES OF LIMITATION, PROCEDURAL ISSUES, COSTS AND FEES: The arbitrator will determine whether an issue is arbitratable and will give effect to applicable statutes of limitation. Judgment upon the arbitrator's award may be entered in any court having jurisdiction. The arbitrator has the discretion to decide, upon documents only or with a hearing, any motion to dismiss for failure to state a claim or any motion for summary judgment. The arbitrator will award costs and expenses in accordance with the provisions of this Note.

DISCOVERY: Discovery will be governed by the rules of civil procedure in effect in the state where the Bank's principal office is located. Discovery must be completed at least 20 days before the hearing date and within 180 days of the commencement of arbitration. Each request for an extension and all other discovery disputes will be determined by the arbitrator upon a showing that the request is essential for the party's presentation and that no alternative means for obtaining information are available during the initial discover period.

EXCEPTIONS TO ARBITRATION: This Agreement does not limit the right of either party to a) foreclose against real or personal property collateral; b) exercise self-help remedies such as setoff or repossession, or c) obtain provisional remedies such as replevin, injunctive relief, attachment or the appointment of a receiver during the dependency or before or after any arbitration proceeding. These exceptions do not constitute a waiver of the right or obligation of either party to submit any dispute to arbitration, including those arising from the exercise of these remedies.

                             NOTICE OF COMMENCEMENT

TO WHOM IT MAY CONCERN:

        You are hereby notified that improvements are to be made to certain real property and, in accordance with Section 52-1145 of the Nebraska Construction Lien Act, the following information is provided:

        REAL PROPERTY DESCRIPTION:      Lot 1, Highlands Coalition Second
                                        Addition, as surveyed, platted, and
                                        recorded in Lancaster County, Nebraska

        CONTRACTING OWNER:  Name:       Transcrypt International Inc.
                            Address:    5800 N.W. 1st Street
                                        Lincoln, NE 68521

        TITLEHOLDER:        Name:       Transcrypt International Inc.
                            Address:    5800 N.W. 1st Street
                                        Lincoln, NE 68521

IF, AFTER THIS NOTICE OF COMMENCEMENT IS RECORDED, A CONSTRUCTION LIEN IS RECORDED AGAINST ANY IMPROVEMENT COVERED BY THIS NOTICE OF COMMENCEMENT, THE LIEN WILL HAVE PRIORITY FROM THE TIME THIS NOTICE OF COMMENCEMENT IS RECORDED.

THE DURATION OF THIS NOTICE OF COMMENCEMENT IS ONE YEAR.

THIS NOTICE OF COMMENCEMENT IS LIMITED TO:

                            Name:       Northwest Bank Nebraska, N.A.
                            Address:    1919 Douglas Street, P.O. Box 3408
                                        Omaha, NE 68103

                                  TRANSCRYPT INTERNATIONAL, INC.

                                  By:  /s/ John T. Connor
                                      -------------------------------------
                                  Its:
                                      -------------------------------------

STATE OF NEBRASKA    )
                     )  ss.
COUNTY OF LANCASTER  )

        The foregoing instrument was acknowledged before me this _____ day of November, 1996, by _________________________, the _________________________ of
Transcrypt International, Inc., a Delaware Corporation, on behalf of the corporation.

                                  _________________________________________
                                  Notary Public

My commission expires _____________________.

                       ENVIRONMENTAL INDEMNITY AGREEMENT

        This Agreement is made and entered into this ____ day of November, 1996, by and between TRANSCRYPT INTERNATIONAL, INC., a Delaware Corporation which has its principal place of business in Lincoln, Nebraska ("Transcrypt") and NORWEST BANK NEBRASKA, NATIONAL ASSOCIATION, a national banking association which has its principal place of business in Omaha, Nebraska ("Norwest").

                                   Recitals:
                                   ---------

A. Transcrypt is the owner of the real estate described as Lot 1, Highlands Coalition Second Addition, as surveyed, platted, and recorded in Lancaster County, Nebraska (the "Property").

B. Norwest is loaning the principal sum of One Million Dollars ($1,000,000.00) to Transcrypt to finance the construction of certain improvements to the Property, which such loan is evidenced by a Promissory Note of even date executed and delivered by Transcrypt to and in favor of Norwest (the "Note").

C. The Note is secured by a Deed of Trust and Construction Security Agreement of even date covering the Property (the "Deed of Trust") under which Transcrypt is Trustor and Norwest is Trustee and Beneficiary.

D. Norwest has required this Agreement in consideration of and as a condition of the loan evidenced by the Note.

        NOW, THEREFORE, in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Transcrypt hereby agrees, covenants, and represents to Norwest as follows:

        1. For purposes of this Agreement, "Pollutant" shall mean any pollutant, contaminant, solid waste, or hazardous or toxic waste, substance, or material defined as such under the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901, et seq.), the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. Sections 9601, et seq.,), or any other federal, state, or local environmental law, statute, code, rule, regulation, order, decree, or ordinance.

        2. Transcrypt represents and warrants that there is no Pollutant above, in, on, under, or around the Property and that neither Transcrypt nor any previous owner of the Property generated, used, had, managed, or released any Pollutant above, in, on, under, or around the Property.

        3. Transcrypt warrants and covenants that it will not allow any Pollutant to be above, in, on, under, or around the Property or to generate, use, have, manage, release, or allow any Pollutant above, in, on, under, or around the Property.

        4. Transcrypt hereby agrees to indemnify and hold Norwest harmless from any actions, claims, damages, liabilities, remedial action, costs, attorney fees, damages, and civil and criminal penalties which may result from or in connection with any Pollutant which is now or hereafter may be located above, in, on, under, or around the Property. This indemnification shall survive the termination of the Deed of Trust and the Note referenced in the Recitals in this Agreement.

        5. Transcrypt shall immediately notify Norwest in writing of any proceeding or inquiry by any governmental authority with respect to any Pollutant relating to the Property and immediately notify Norwest in writing of any claims made or threatened by any third party relating to any damage, loss, or injury resulting from any Pollutant relating to the Property. In the event of any proceeding or inquiry by any governmental authority with respect to a Pollutant relating to the Property, Transcrypt shall take such abatement, corrective, remedial, or response action as may be required by law or by direction or order of any governmental authority or court.

        6. In the event Norwest reasonably suspects the presence of any Pollutant above, in, on, under, or around the Property, or in the event of any Event of Default under the Deed of Trust referred to in the Recitals to this Agreement, Norwest may require Transcrypt, at the sole cost and expense of Transcrypt, to employ a qualified independent environmental auditor, acceptable to Norwest, to conduct an environmental audit of the Property to determine whether there is any Pollutant above, in, on, under, or around the Property.

        IN WITNESS WHEREOF, this instrument was executed on the date first set forth above.

NORWEST BANK NEBRASKA                   TRANSCRYPT INTERNATIONAL, INC.
NATIONAL ASSOCIATION

By:                                     By:  /s/ John T. Connor
   -----------------------------            -------------------------------
        Dee Ann K. Wenger,              Its:     Chairman
        Assistant Vice President            -------------------------------
        Corporate Banking Division

                                 DEED OF TRUST
                        CONSTRUCTION SECURITY AGREEMENT

THIS DEED OF TRUST CONSTITUTES A CONSTRUCTION SECURITY AGREEMENT WITHIN THE PURVIEW OF THE NEBRASKA CONSTRUCTION LIEN ACT, AND SECURES AN OBLIGATION WHICH TRUSTOR INCURRED FOR THE PURPOSE OF MAKING AN IMPROVEMENT OF THE REAL ESTATE IN WHICH THE SECURITY INTEREST IS GIVEN AND IS A CONSTRUCTION SECURITY INTEREST.

        THIS DEED OF TRUST and CONSTRUCTION SECURITY AGREEMENT ("Deed of Trust") made this _____ day of November, 1996, among TRANSCRYPT INTERNATIONAL, INC., whose mailing address is 4800 NW 1st Street, Lincoln, Nebraska 68521, as Trustor, NORWEST BANK NEBRASKA, NATIONAL ASSOCIATION, a national banking association, whose mailing address is 1919 Douglas Street, P.O. Box 3408, Omaha, Nebraska 68103, as Trustee; and NORWEST BANK NEBRASKA, NATIONAL ASSOCIATION, a national banking association, whose mailing address is 1919 Douglas Street, P.O. Box 3408, Omaha, Nebraska 68103, as Beneficiary:

                              W I T N E S S E T H:

        That Trustor irrevocably grants, transfers, and assigns to Trustee IN TRUST WITH POWER OF SALE all of Trustor's estate, right, title, and interest in and to the real estate in Lancaster County, Nebraska, legally described as:

                Lot 1, Highlands Coalition Second Addition, as surveyed, platted, and recorded in Lancaster County, Nebraska the "Real Estate"), together with all interest which Trustor now has or may hereafter acquire in and to the Real Estate and in and to:

        (a) all easements and rights of way appurtenant thereto and all of the state, right, title, interest, claim, and demand whatsoever of Trustor in the Real Estate, either at law or in equity, now or hereafter acquired;

        (b) all structures, buildings, and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate (the "Improvements");

        (c) all fixtures now or hereafter located in, upon, or under the Real Estate or the Improvements, or any part thereof, and used or usable in connection with any present or future operation thereof, and all additions thereto and replacements thereof;

        (d) all building materials and supplies now or hereafter placed on the Real Estate or in the Improvements;

        (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

        (f) all other or greater rights and interests of every nature in the Real Estate and the Improvements and in the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Trustor.

        The property so conveyed hereunder is hereinafter referred to as the "Trust Property."

FOR THE PURPOSE OF SECURING THE FOLLOWING (the "Obligations"):

        A. Payment of the principal sum or One Million dollars ($1,000,000.00), together with interest thereon (the "Loan"), as evidenced by that certain Promissory Note dated of even date herewith, in the principal amount of One Million Dollars ($1,000,000.00), executed and delivered by Trustor to Beneficiary (the "Promissory Note").

        B. Payment of late charges and other sums due under the terms of the Promissory Note.

        C. Performance, discharge of, and compliance with every debt, obligation, covenant, and agreement of Trustor to Beneficiary (all of which are collectively hereinafter called the "Loan Documents").

        D. Payment of future advances to be made at the option of Beneficiary and Trustor.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR COVENANTS:

        1. TITLE. That it is lawfully seized and possessed of a good and indefeasible title and estate in the Real Estate and the other Trust Property, and will forever warrant and defend the title thereto against the claims and demands of all persons whomsoever; that it will, at its expense, maintain and preserve the lien of this Deed of Trust as a third lien upon the Trust Property, subject only to the following:

        (a) Deed of Trust Construction Security Agreement executed by Transcrypt International, Ltd., as Trustor, and Norwest Bank Nebraska, N.A., as Trustee and Beneficiary, to secure the principal sum of $850,000.00, dated

                January 15, 1994, and filed January 31, 1994, as Instrument No. 94-5296 in the office of the Register of Deeds of Lancaster County, Nebraska; and

        (b) Deed of Trust executed by Transcrypt International, Ltd., as Trustor, and Norwest Bank Nebraska, N.A., as Trustee and Beneficiary, to secure the principal sum of $700,000.00, dated May 18, 1994, and filed June 20, 1994, as Instrument No. 94-28725, in the office of the Register of Deeds of Lancaster County, Nebraska.


        2. Maintenance. To keep the Trust Property in good condition and repair; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged, or destroyed thereon, and to pay, when due, all claims for labor performed and materials furnished therefor and for any alterations thereof; not to remove, demolish, or materially alter any building, or the character or use thereof at any time thereon; not to drill or extract nor to permit the drilling for or extraction of oil, gas, or other hydrocarbon substances or any mineral of any kind unless the written consent of Beneficiary is first had and obtained; not to commit or permit any waste thereof or any act upon the Trust Property in violation of law; to do all other acts in a timely and proper manner which from the character or use of the Trust Property may be reasonably necessary to protect and preserve the same, the specific enumerations herein not excluding the general.

        3. Fire and Casualty Insurance.

        (a) To keep the Trust Property insured against loss or damage by fire with extended coverage, vandalism, and malicious mischief endorsement and business interruption insurance in an amount acceptable to Beneficiary, and against such other risks or hazards which, in the reasonable opinion of Beneficiary, should be insured against (including, during any period of construction, builder's risk insurance), to the amount of the full insurable value thereof on a replacement cost basis with a company or companies and in such form and with such endorsements as may be approved or required by Beneficiary. Proceeds under all such insurance shall be payable to Trustor and Beneficiary, as their interests may appear, and all such insurance policies shall be endorsed with a standard, noncontributory mortgagee's clause in favor of Beneficiary and with a lender's loss payee endorsement as to loss of rental income. Trustor shall also carry public liability insurance in such form, amount, and with such companies as to protect Beneficiary against any liability incident to the use of or resulting from any incident occurring in or about the Trust Property. Initially, such public liability insurance shall provide for comprehensive general liability coverage with limits of not less than $1,000,000.00 combined single limit per occurrence for personal injury, death, and property damage. However, such amount shall be increased from time to time as Beneficiary may hereafter require. Said policies or copies thereof, at Beneficiary's request, shall be delivered to, and remain in possession of, Beneficiary as further security for the faithful performance of the Obligations, which delivery shall constitute an assignment by Trustor to Beneficiary of all rights thereunder, including all return premiums; to deliver to Beneficiary a policy or policies renewing or extending any expiring insurance with a receipt showing premiums paid at least thirty (30) days before expiration. If Trustor fails to so deliver any renewal policies, Beneficiary may procure such insurance as it may elect and may make payment of premiums thereon, which payment is reimbursable on demand. Neither Trustee nor Beneficiary shall be responsible for obtaining or maintaining such insurance. Beneficiary, from time to time, may furnish to any insurance agency or company, or any other person, any information contained in or extracted from any insurance policy theretofore delivered to Beneficiary pursuant hereto, and any information concerning the Loan. In no event, and whether or not an Event of Default (as hereinafter defined) has occurred hereunder, shall Beneficiary, by the fact of approving, accepting, or obtaining such insurance, incur any liability for the amount of such insurance, the form of legal sufficiency of insurance contracts, solvency of insurers, or payment of losses by insurers, and Trustor hereby expressly assumes full responsibility therefor. Trustor shall give immediate written notice of any loss to Beneficiary, and Beneficiary may, but is not obligated to, make proof of loss if not made promptly by Trustor. Said policies shall require sixty (60) days' prior written notice of cancellation or modification by given to Beneficiary.

(b) In case of any loss, the amount collected under any policy of insurance on the Trust Property may, at the option of Beneficiary, be applied by Beneficiary to satisfaction of any Obligations and in such order and amount as Beneficiary may determine; or said amount, or any portion thereof may, at the option of Beneficiary, either be used in replacing or restoring the Trust Property to a condition satisfactory to Beneficiary, or said amount or any portion thereof, may be released to Trustor. In any such event, neither Trustee nor Beneficiary shall be obligated to see to the proper application thereof; nor shall the amount so released or used be deemed a payment on any Obligation. Such application, use, and/or release shall not cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant to such notice. Any unexpired insurance and all returnable insurance premiums shall inure to the benefit of, and pass to, the purchaser of the Trust Property covered thereby at any Trustee's sale or judicial foreclosure sale held hereunder. If the Trust Property is sold pursuant to the power of sale contained herein or pursuant to any decree of foreclosure, all right, title, and interest of Trustor in and to the proceeds of fire and other insurance policies for damage prior to the sale, which proceeds are not received prior to the date of said sale, shall belong to Beneficiary.

        4. TAXES AND OTHER SUMS DUE. To pay, satisfy, and discharge at least ten (10) days before delinquency, any and all of the following sums:

        (a) all general and special taxes and assessments and public charges affecting or levied against the Trust Property;

        (b) all encumbrances, charges, and liens, with interest, on the Trust Property, or any part thereof, which are, or appear to Beneficiary to be, prior to or superior hereto;

        (c) all costs, fees, and expenses of this trust, whether or not described herein;

        (d) fees or charges for any statement regarding any Obligation in any amount demanded by Beneficiary, not to exceed the maximum amount allowed by law therefor at the time when such request is made;

        (e) such other charges as the Beneficiary may deem reasonable for services rendered by Beneficiary and furnished at the request of Trustor or any successor in interest to Trustor.

        5. SUMS ADVANCED TO BEAR INTEREST. To pay immediately upon demand any sums advanced or paid by Beneficiary or Trustee under any clause or provision of this Deed of Trust. Any such sums, until so repaid, shall be considered a portion of the Obligations secured hereby and bear interest from the date advanced or paid at the same rate specified in the Promissory Note and shall be secured by this Deed of Trust.

        6. EVENTS OF DEFAULT. Upon the occurrence of any one of the following (hereinafter an "Event of Default" or "default"), the payment of all principal, interest, and any other sums due under the terms of the Promissory Note shall, at the option of Beneficiary, be accelerated and such principal, interest, and other sums shall immediately be due and payable without notice or demand, and Beneficiary shall have the option to foreclose judicially or extrajudicially through power of sale any and all liens securing the payment thereof:

        (a) Default in the payment of principal or interest under the Promissory Note;

        (b) Default in the payment of principal or interest under any of the other Obligations;

        (c)     Any default under any of the other Loan Documents; or

(d) Trustor fails to keep or perform any of its agreements, undertakings, obligations, covenants, or conditions under this Deed of Trust;

(e) Any default under the Amended and Restated Loan Agreement between Norwest Bank Nebraska, N.A. and Transcrypt International, Ltd. dated May 18, 1994, as amended by the First Amendment to Amended and Restated Loan Agreement dated April 10, 1996, the Third Amendment to Amended and Restated Loan Agreement and Restated Loan Agreement dated of even date with this Deed of Trust;

(f) Any default under the environmental Indemnification Agreement of even date with this Deed of Trust;

(g) Any warranty, representation, or financial statement made or furnished by Trustor to Beneficiary is discovered to have been false in any material respect when made or furnished; or

(h)     Trustor shall:

        (i) have an order for relief entered with respect to it under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors ("Bankruptcy Law");

        (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due;

        (iii)   make an assignment for the benefit of its creditors;

        (iv) apply for, seek, consent to, or acquiesce in the appointment of a receiver, custodian, trustee, examiner, liquidator, or similar official for it or any of its property; or

        (v) institute any proceedings seeking an order for relief under any Bankruptcy Law, or a proceeding seeking to adjudicate if a bankrupt or insolvent or seeking a dissolution, winding up, liquidation, reorganization, arrangement, adjustment, or composition of it, or its debts, under any Bankruptcy Law; or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it;

        (i) Should it be discovered after the execution and delivery of this Deed of Trust that there is a defect in the title to, or a lien or encumbrance of any nature on the Real Estate or other Trust Property described in the Loan Documents prior to the lien of the Beneficiary evidenced by the Loan Documents, and not disclosed in the policy of title insurance issued to the Beneficiary insuring the priority of the Deed of Trust covering the Real Estate, unless such defect is cured within thirty (30) days after written notice of such defect from Beneficiary to Trustor; or

        (j) Should Trustor be divested of title to the Real Estate, or any part thereof, or any interest therein, either voluntarily or involuntarily; or

        (k) If title to the Trust Property be subjected to any lien or charge, whether superior or inferior to the lien of the Loan Documents, voluntarily or involuntarily, contractual or statutory, except as permitted by the Loan Documents, without the prior written consent of Beneficiary in each such instance first had and obtained, and if any such lien or charge is not released of record within thirty (30) days following written notice to Trustor; or

        (l) If the Trust Property or any part thereof or beneficial interest therein is sold, assigned, transferred, conveyed, encumbered, hypothecated, mortgaged, or otherwise alienated by Trustor, whether voluntarily or involuntarily, or by operation of law, in either or any case without the prior written consent of Beneficiary.

        7. COMPLIANCE WITH LAWS, ETC. Trustor shall comply promptly and fully with all present and future laws, ordinances, rules, and regulations and any governmental authority having jurisdiction of or over the Trust Property or any part thereof or any use of the Trust Property, including, without limitation, laws, ordinances, rules, or regulations relating to asbestos, petroleum products, or hazardous or toxic wastes or materials.

IT IS MUTUALLY AGREED THAT:

        8. LITIGATION. Trustor shall defend this Deed of Trust in any action or proceeding purporting to affect the Trust Property, whether or not it affects the security hereof, or purporting to affect the rights or powers of Beneficiary or Trustee, and shall file and prosecute all necessary claims and actions to prevent or recover for any damage to or destruction of the Trust Property, and either Trustee or Beneficiary is hereby authorized, without obligation so to do, to commence, appear in, or defend any such action, whether brought by or against Trustor, Beneficiary, or Trustee, or with or without suit, to exercise or enforce any other right, remedy, or power available or conferred hereunder, whether or not judgment be entered in any action or proceeding; and Trustee or Beneficiary may appear or intervene in any action or proceeding, and retain counsel therein; and take such action therein as either may be advised and may settle, compromise, or pay the same or any other claims and, in the behalf and for any of said purposes, may expend and advance such sums of money as either may deem necessary. Whether or not Trustor so appears or defends, Trustor on written demand, shall pay all actual and reasonable costs and expenses of Beneficiary and Trustee, including costs of evidence of title and attorneys' fees, in any such action or proceeding in which Beneficiary or Trustee may appear by virtue of being made a party defendant or otherwise and irrespective of whether the interest of Beneficiary or Trustee in the Trust Property is directly questioned by such action, including but not limited to any action for the condemnation or partition of the Trust Property.

        9. CASUALTY AND CONDEMNATION. All sums due, paid, or payable to Trustor, or any successor in interest of Trustor, whether by way of judgment, settlement, or otherwise;

        (a) for injury or damage to the Trust Property;

        (b) in connection with any condemnation for public use or injury to the Trust Property or any part thereof;

are hereby absolutely and irrevocably assigned and shall be paid to Beneficiary.

        Beneficiary shall be entitled, at its option, to commence, intervene in, appear in, and prosecute in its own name, any action or proceeding, or to make any compromise or settlement, in connection with any such taking or damage. Trustor agrees to execute such further assignments of any compensation, award, damages, rights of action, and proceeds as Beneficiary may require.

        All amounts received by Beneficiary pursuant to this Deed of Trust, in connection with any condemnation for public use of, or injury to, the Trust Property, may, at the option of the beneficiary, be applied by Beneficiary upon any indebtedness secured hereby or other Obligation, and in such order and amount as Beneficiary may determine; or said amount or any portion thereof, may at the option of Beneficiary, be used in replacing or restoring the Trust Property to a condition satisfactory to Beneficiary, or be released to Trustor, to be applied, at the option of Beneficiary, upon any indebtedness secured hereby. No such application, use, or release shall cure or waive any Event of Default, or notice of default hereunder, or invalidate any act done pursuant to such notices.

        10. JUDICIAL FORECLOSURE OR TRUSTEE'S SALE ON DEFAULT.

        (a) Upon the occurrence of one or more Events of Default, or default by Trustor in the performance of any other covenant or agreement hereunder, or any covenant or agreement under any Loan Document or under any instrument or document now or hereafter executed by Trustor to further secure payment of and performance of the Obligations, Beneficiary may declare all indebtedness secured hereby immediately due and payable and, at the option of Beneficiary this Deed of Trust may be foreclosed in the manner provided by law for the foreclosure of mortgages on real property or, at the option of Trustee and Beneficiary, may be sold in the manner provided in the Nebraska Trust Deeds Act, under the power of sale conferred upon the Trustee hereunder.

        (b) If the Trust Property is sold pursuant to the power of sale conferred upon Trustee hereunder, Trustee shall cause to be filed of record a written notice of default and election to sell the Trust Property. After the lapse of such time as then may be required by law following recordation of such notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Trust Property, either as a whole or in separate parcels, and in such order as it or Beneficiary may determine, at a public auction to the highest bidder. Trustee may postpone the sale of all or any portion of the Trust Property by public announcement at the time and place of sale, and from time to time thereafter may postpone the sale by public announcement at the time and place fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying any Trust Property so sold, but without any covenant or warranty, express or implied. The recital in such deed of any matters of fact or otherwise shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary, may purchase at such sale. Trustee shall first apply the proceeds of the Trustee's sale to the costs and expenses of exercising the power of sale and of the sale, including the payment of Trustee's fees actually incurred, and second to the payment of any Obligations, and third to the payment of junior trust deeds, mortgages, or other liens, and the balance, if any, to the person or persons legally entitled thereto.

        (c) Trustor agrees, for itself and any and all persons or concerns claiming by, through, or under Trustor, that if it, or any one or more of them, shall hold possession of the Trust Property, or any part thereof, subsequent to the Trustee's or judicial sale hereunder, it, or the parties so holding possession, shall become, and be considered as, tenants at will of the purchaser or purchasers at either such sale; and any such tenant failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to such purchaser or purchasers for reasonable rental of the Real Estate, and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages which may be sustained by any such tenant as a result thereof are hereby expressly waived.

        11. SECURITY INTEREST IN FIXTURES. This Deed of Trust is also intended to create, and Trustor does hereby grant to beneficiary, a security interest in any and all now owned and hereafter acquired fixtures now or hereafter located on or used in connection with the Trust Property. Beneficiary shall have, cumulative of all other rights and remedies of beneficiary hereunder, all of the rights and remedies of a secured party under the Nebraska Uniform Commercial Code. Trustor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor to execute and deliver and, if appropriate, to file with the appropriate filing officer or officers such security agreements, financing statements, continuation statements, or other instruments as Beneficiary may request or require in order to perfect or continue the perfection of the lien or security interest created hereby.

        12. FIXTURE FINANCING STATEMENT. This Deed of Trust is intended to be a financing statement within the purview of the Nebraska Uniform Commercial Code with respect to those items of the Trust Property that constitute fixtures to the Real Estate. The address of Trustor (Debtor) and Beneficiary (Secured Party) are set forth on the first page of this Deed of Trust. This Deed of Trust is to be filed for record in the office of the Register of Deeds of Lancaster County, Nebraska, where the Real Estate is located. Trustor is the record owner of the Real Estate.

        13. SUBSTITUTION OF TRUSTEE. Beneficiary may, from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by Beneficiary and recorded in the office of the Registrar of Deeds of Lancaster County, Nebraska, shall be conclusive proof of proper substitution of such Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, power, and duties.

        14. NO WAIVER BY BENEFICIARY. No waiver by Beneficiary of any right under this Deed of Trust shall be effective unless in writing. Any waiver by Beneficiary of any right granted to Beneficiary under this Deed of Trust or of any provision of this Deed of Trust as to any transaction or occurrence shall not be deemed a waiver as to any future transaction or occurrence. By accepting payment of any Obligation after its due date, or by making any payment or performing any act on behalf of Trust or for which Trustor was obligated hereunder, but failed to make or perform, or by adding any payment so made by Beneficiary to the indebtedness secured hereby, Beneficiary does not waive its right to require prompt payment when due of, or to require prompt performance of, any Obligation, or to declare a default for failure so to pay or perform.

        15. TIME OF THE ESSENCE. Time is of the essence in all Trustor's obligations hereunder.

        16. REMEDIES. No remedy herein provided shall be exclusive of any other remedy herein or now or hereafter existing by law, but shall be cumulative. Every power or remedy hereby given to Trustee or Beneficiary, or to which either of them may be otherwise entitled, may be exercised from time to time and as often as may be deemed expedient by them, and either of them may pursue inconsistent remedies. If Beneficiary holds any additional security for any Obligation, it may enforce the sale thereof at its option, either before, contemporaneously with, or after any sale is made hereunder, and on any default of Trustor, Beneficiary may, at its option, offset against any indebtedness secured hereby, and the Beneficiary is hereby authorized and empowered at its option, without any obligation so to do, and without affecting the enforceability of any Obligation, to apply toward the payment of any Indebtedness of the Trustor to the Beneficiary any and all sums of money of Trustor which Beneficiary may have in its possession or under its control, including without limiting the generality of the foregoing, any savings account, deposit, investment certificate, escrow or trust funds.

        17. ILLEGALITY. In the event that any provision or clause of this Deed of Trust conflicts with applicable law, such conflict shall not affect other provisions of this Deed of Trust which can be given effect without the conflicting provision, and to this end the provisions of this Deed of Trust are declared to be severable.

        18. ADDRESS FOR MAILING NOTICES. Trustor hereby requests that a copy of any notice of default and a copy of any notice of sale hereunder shall be mailed to each person below at the address indicated:

        If to Trustor:          Mr. John T. Connor, Chairman of the Board
                                Transcrypt International, Inc.
                                4800 N.W. 1st Street
                                Lincoln, NE 68521-9918

        If to Beneficiary       Norwest Bank Nebraska, National Association
        or Trustee:             1919 Douglas Street
                                P.O. Box 3408
                                Omaha, NE 68103
                                Attention: DeeAnn K. Wenger, Assistant Vice
                                  President, Corporate Banking Division

        IN WITNESS WHEREOF, this instrument was executed on the date first set forth above.

TRUSTOR:                                        TRUSTEE:

TRANSCRYPT INTERNATIONAL, INC.                  NORWEST BANK NEBRASKA,
                                                NATIONAL ASSOCIATION


By:  /s/ John T. Connor                         By:
     --------------------------                     --------------------------
Its:  Chairman                                      DeeAnn K. Wenger,
     --------------------------                     Assistant Vice President
                                                    Corporate Banking Division

                                                BENEFICIARY:

                                                NORWEST BANK NEBRASKA,
                                                NATIONAL ASSOCIATION

                                                By:
                                                    --------------------------
                                                    DeeAnn K. Wenger,
                                                    Assistant Vice President
                                                    Corporate Banking Division


STATE OF NEBRASKA  )
                   ) ss.
COUNTY OF DOUGLAS  )

        The foregoing instrument was acknowledged before me this    day of
                                                                 --
November, 1996, by                                 , the                of
                   --------------------------------      --------------
Transcrypt International Inc., a Delaware Corporation, on behalf of the corporation.

                                             ------------------------------
                                             Notary Public

My commission expires                           .
                      --------------------------

STATE OF NEBRASKA     )
                      )  ss.
COUNTY OF DOUGLAS     )

        The foregoing instrument was acknowledged before me this ____ day of November, 1996, by DeeAnn K. Wenger, Assistant Vice President of Norwest Bank Nebraska, National Association, Trustee, on behalf of said bank.


                                                -----------------------------
                                                Notary Public

My commission expires
                      ----------------------.


STATE OF NEBRASKA     )
                      )  ss.
COUNTY OF DOUGLAS     )

        The foregoing instrument was acknowledged before me this ____ day of November, 1996, by DeeAnn K. Wenger, Assistant Vice President of Norwest Bank Nebraska, National Association, Beneficiary, on behalf of said bank.


                                                -----------------------------
                                                Notary Public

My commission expires
                      ----------------------.